UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2021

SYSOREX, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55924	68-0319458
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13880 Dulles Corner Lane Suite 175 Herndon, Virginia	20171
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 800-929-3871

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

The registrant, Sysorex, Inc. (the “Company”) is an operating company that is in the business of providing information technology and telecommunications solutions and services to its clients. TTM Digital Assets & Technologies, Inc. is a privately held Nevada corporation (“TTM Digital”) and U.S. based business engaged in the mining of the cryptocurrency Ethereum with capabilities to mine other digital assets. The Company and TTM Digital have entered into a transaction whereby the primary business of the Company will be that of TTM Digital on a go-forward basis.

Item 1.01 Entry into a Material Definitive Agreement

Acquisition of TTM Digital Assets & Technologies, Inc.

On April 8, 2021, the Company, TTM Digital, and TTM Acquisition Corp., a Nevada corporation, a wholly-owned subsidiary of the Company (“MergerSub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). Under the terms of the Merger Agreement, the parties agreed that at the Effective Time (defined below), the Company would acquire TTM Digital by way of a reverse triangular merger, subject to certain closing conditions (the “Merger”). On April 14, 2021 (the “Effective Time”), the closing conditions delineated in the Merger Agreement were satisfied and the Merger closed. At the Effective Time, the MergerSub was merged with and into TTM Digital with TTM Digital surviving the Merger. Under the terms of the Merger Agreement, the Shareholders of TTM Digital received a right to receive an aggregate of 124,218,268 shares of the Company’s common stock, $0.00001 par value per share (the “Merger Shares”) in exchange for their shares of TTM Digital. Simultaneously upon the issuance of the Merger Shares to the TTM Digital Shareholders, the Company was issued all of the authorized capital of TTM Digital and TTM Digital became a wholly-owned subsidiary of the Company. The Merger resulted in a change of control, with the shareholders of TTM Digital receiving that number of Merger Shares equal to not less than eighty percent (80%) of the outstanding shares of capital stock of the Company. As a result of the Merger, the Company now has two wholly-owned subsidiaries: TTM Digital and Sysorex Government Services, Inc. The Merger was structured as and is intended to constitute a tax-free exchange pursuant to Section 368(a)(1)(A) and Section 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended.

The issuance of the Merger Shares was made pursuant to an exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (“Securities Act”) and Regulation D Rule 506(b) promulgated thereunder. The foregoing description of the terms of the Merger Agreement and the transactions contemplated thereby, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed hereto as Exhibit 10.1 and incorporated by reference herein into this Item 1.01. Exhibit 10.1 omits all schedules attached to the Merger Agreement as permitted pursuant to Items 601(a)(5) and (6) and Items 601(b)(2) and (10) of Regulation S-K.

Cancellation of Indebtedness in Connection with the Merger.

As a closing condition to the Merger, a significant portion of the Company’s existing debtholders, creditors and service providers agreed to convert or exchange their outstanding indebtedness or accounts payable, as applicable, for shares of the Company’s common stock, $0.00001 par value per share (the “Common Stock”), as set forth below (“Debt Exchange”). In connection with the Debt Exchange, the Company agreed to issue on April 14, 2021, an aggregate of 25,824,848 shares of Common Stock (excluding shares reserved for issuance) at a price of $0.569 per share.

(a) Noteholder Conversions pursuant to the Merger.

(i) Inpixon - Securities Settlement Agreement. The Company is indebted to Inpixon, a Nevada corporation, in the amount of $9,088,175.97 (“Inpixon Debt”), as evidenced by a secured promissory note that was originally dated December 31, 2018, as amended from time-to-time through March 19, 2020. On April 14, 2021, to satisfy the Inpixon Debt in full, the Company entered into (i) a Securities Settlement Agreement with Inpixon under which the Company agreed to issue Inpixon 12,972,189 shares of Common Stock, and (ii) a Right to Shares Letter Agreement through which the Company granted to Inpixon rights to the further issuance of 3,000,000 shares of Common Stock at no cost, in whole or in part, from time-to-time. The Right to Shares Letter Agreement includes a beneficial ownership limitation that states that in no event shall Inpixon be issued that number of shares which would result in Inpixon’s beneficial ownership exceeding 9.99%.

(ii) Systat Software, Inc. - Securities Settlement Agreement. The Company is indebted to Systat Software, Inc., a Delaware corporation (“Systat”), in the amount of $3,623,250.17 (the “Systat Debt”), as evidenced by secured promissory notes dated September 30, 2020, December 31, 2020, and March 19, 2021. On April 14, 2021, the Company entered into a Securities Settlement Agreement with Systat under which the Company agreed to issue Systat 6,367,750 shares of Common Stock in full satisfaction of the Systat Debt in accordance with the terms and conditions of the Systat Securities Settlement Agreement.

(iii) Chicago Venture Partners, L.P. - Exchange Agreement. The Company is indebted to Chicago Venture Partners, L.P., a Utah limited partnership (“CVP”), in the amount of $870,654.88 (the “CVP Debt”), as evidenced by a promissory note dated December 31, 2018, as amended (the “CVP Note”). On April 14, 2021, the Company entered into an Exchange Agreement with CVP (the “CVP Exchange Agreement”) under which the Company agreed to issue CVP 1,530,149 shares of Common Stock in exchange for the cancellation of the CVP Debt in accordance with the terms and conditions of the CVP Exchange Agreement.

(iv) First Choice International Company, Inc. - Securities Settlement Agreement. On April 14, 2021, the Company entered into a Securities Settlement Agreement and Right to Shares Letter Agreement with First Choice International Company, Inc. (“First Choice”), through which the Company granted to First Choice rights to the issuance of 5,272,407 shares of Common Stock at no cost, in whole or in part, from time-to-time. The Right to Shares Letter Agreement includes a beneficial ownership limitation that states that in no event shall First Choice’s beneficial ownership exceed 9.99%. The background regarding the Securities Settlement Agreement was previously disclosed in the Company’s Current Report on Form 8-K/A filed with the SEC on April 6, 2021.

The foregoing descriptions of the terms of the Inpixon Securities Settlement Agreement, Inpixon Right to Shares Agreement, Systat Securities Settlement Agreement, CVP Exchange Agreement, First Choice Securities Settlement Agreement and Right to Shares Letter Agreement are not intended to be complete and are qualified in their entirety by reference to the full text of the foregoing agreements. Copies of the Inpixon Securities Settlement Agreement, Inpixon Right to Shares Agreement, Systat Securities Settlement Agreement, CVP Exchange Agreement, First Choice Securities Settlement Agreement and First Choice Right to Shares Letter Agreement, are filed hereto as Exhibits 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7 and are incorporated by reference herein into this Item 1.01.

(b) Other Share Issuance Agreements Conditioned on the Merger.

(i) Amendment to SCI Sysorex Trademark Agreement. On April 14, 2021, the Company and Sysorex Consulting, Inc., a California corporation (“SCI”), entered into an amendment to that certain Trademark License Agreement (“License Agreement”) dated August 31, 2018 (the “Amendment to SCI Sysorex Trademark Agreement”) regarding the license of the “Sysorex” trademark to: (i) add Sysorex Government Services, Inc. as a licensee under the License Agreement; (ii) limit the term of the License Agreement to five (5) years; (iii) grant the Company a right to terminate the License Agreement by giving written notice to SCI at least thirty (30) days’ before any anniversary of the Amendment Effective Date; (iv) waive SCI’s right to terminate the License Agreement upon the effectiveness of the Merger; (v) waive SCI’s right to terminate the License Agreement if the Company changes its name so long as the Company continues to use SCI’s trademark on some of its goods and services; and (vi) change the License Agreement fee to $50,000 in cash per year or an equivalent amount in shares of Common Stock and issue 250,000 shares of Common Stock to SCI in consideration for the Amendment.

The foregoing description of the terms of the Amendment to SCI Sysorex Trademark Agreement and the transactions contemplated thereby, does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment to SCI Sysorex Trademark Agreement, a copy of which is filed hereto as Exhibit 10.8 and incorporated by reference herein into this Item 1.01.

(ii) Second Amendment to Maxim Group Advisory Agreement. On April 10, 2020, the Company and Maxim Group LLC (“Maxim”) entered into a Buy-Side M&A Advisory Agreement, which was first amended on July 7, 2020 (the “Advisory Agreement”), under which Maxim agreed to act as the Company’s financial advisor and registered broker in connection with certain strategic acquisitions and financing activities. On April 14, 2021, the parties entered into the Second Amendment to the Maxim Advisory Agreement (the “Second Amended Maxim Agreement”) under which the Company agreed to issue 1,550,000 shares of Common Stock to Maxim in consideration of services rendered pursuant to the Advisory Agreement.

(iii) Bespoke Consulting Agreement. The Company and Bespoke Growth Partners, Inc. (“Bespoke”) entered into a Consulting Agreement on July 13, 2020 (the “Bespoke Consulting Agreement”) under which Bespoke agreed to provide management consulting services to the Company. On April 14, 2021, the parties amended the Bespoke Consulting Agreement (the “Amended Bespoke Agreement”) and the Company agreed to issue to Bespoke 250,000 shares of Common Stock as stock based compensation for services rendered since July 13, 2020.

(iv) COR Prominence Securities Settlement Agreement and Full Release. On December 18, 2018, the Company and COR Prominence, LLC (“COR”) entered into a Consulting Agreement (the “COR Consulting Agreement”) under which COR was engaged to provide investor relations services to the Company. COR alleged the Company had a balance due to COR for the services rendered by COR under the COR Consulting Agreement. On April 14, 2021, the parties entered into a Securities Settlement Agreement and Full Release (the “COR Settlement Agreement”) under which the Company agreed to issue to COR 84,358 shares of Common Stock at a price of $0.569 per share in settlement of all amounts allegedly owed by the Company to COR, and COR agreed to release all claims it has or may have against the Company under the COR Consulting Agreement.

(v) Nadir Ali Consulting Agreement. The Company entered into a Consulting Agreement with Nadir Ali, a director of the Company who agreed to provide certain business services specified in the agreement for the benefit of the Company (the “Ali Consulting Agreement”). The Company agreed to issue 1,250,000 shares of Common Stock to Mr. Ali in consideration of the consulting services he has agreed to provide to the Company. The foregoing description of the terms of the Ali Consulting Agreement and the transactions contemplated thereby, does not purport to be complete and is qualified in its entirety by reference to the full text of the Ali Consulting Agreement, a copy of which is filed hereto as Exhibit 10.9 and incorporated by reference herein into this Item 1.01.

(vi) Securities Subscription Agreements. The Company entered into various Securities Subscription Agreements (each a “Subscription Agreement”) with certain service providers and Company officers and directors pursuant to which the Company agreed to issue shares of the Company’s Common Stock as compensation for amounts owed, and/or services rendered to, the Company. The Subscription Agreements contain standard representations and warranties from the Company and each individual. The following are the signatories to the Subscription Agreements and disclose number of shares being issued to each person:

●	Zaman Kahn, who served as the Company’s Chief Executive Officer until the Effective Time, is being issued 289,455 shares of Common Stock as payment for an accrued bonus of $150,000 and in repayment of a $14,700 loan that Mr. Kahn previously made to the Company.

●	Douglas Cole, who served as a director of the Company until the Effective Time, is being issued 250,000 shares of Common Stock as a bonus in exchange for his services to the Company.

●	Vincent Loiacono, who serves as the Company’s Chief Financial Officer, is being issued 79,086 shares of Common Stock as payment for an accrued bonus of $45,000.

●	Two outside firms that currently provide, or in the past have provided, legal services to the Company are being issued an aggregate of 951,861 shares of the Company’s Common Stock as payment for services rendered to the Company.

The foregoing description of the terms of the Subscription Agreement and the transactions contemplated thereby, does not purport to be complete and is qualified in its entirety by reference to the full text of the “form of” Subscription Agreement, a copy of which is filed hereto as Exhibit 10.10 and incorporated by reference herein into this Item 1.01.

(c) Registration Rights Agreement. The Company entered into a Registration Rights Agreement with certain parties to the aforementioned Securities Settlement Agreements and Subscription Agreements and certain other parties that are receiving shares of the Company’s Common Stock in connection with the Merger as described herein. Under the Registration Rights Agreement, the Company is required, subject to certain limitations, to register the shares of Common Stock held by such shareholders with the Securities and Exchange Commission under the Securities Act during the period that begins on the 90th day following the Effective Time. If the Company fails to register the shares within this timeframe, or otherwise meet its obligations under the Registration Rights Agreement, then, subject to certain limitations, the Company may be required to pay to each such shareholder an amount in cash equal to the product of 1.5% multiplied by the value of the shares (as set forth in the Registration Rights Agreement), which amount is payable each month the failure continues. If the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, then the shareholders shall have the right, subject to certain limitations, to require the Company to include in such registration statement all or any part of the shares of Common Stock that such shareholder requests to be registered (“Piggyback Registration”).

The foregoing description of the terms of the Registration Rights Agreement and the transactions contemplated thereby, does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, a copy of which is filed hereto as Exhibit 10.11 and incorporated by reference herein into this Item 1.01.

(d) Loan Agreement.

On April 14, 2021, the Company and First Choice International Company, Inc. (“First Choice”) entered into a Commercial Loan Agreement, Secured Promissory Note, and Stock Pledge Agreement (“Loan Documents”) whereby First Choice has provided an immediate loan of $278,368.50 to the Company (the “Loan”) in consideration of a promissory note secured with a pledge of that number of shares of the Company’s common stock equal to three hundred percent (300%) of the Loan inclusive of the outstanding balance of the settlement entered into by and between the Company and VMS Software, Inc., for a reserved amount of 2,631,708 shares of Common Stock. For more information concerning the Company’s settlement with VMS Software, Inc., please see the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021.

The foregoing description of the terms of the Loan Documents and the transactions contemplated thereby and the description of the Company’s settlement agreement with VMS Software, Inc., does not purport to be complete and is qualified in its entirety by reference to the full text of the Loan Documents and the VMS Software, Inc. settlement agreement, copies of which are filed hereto as Exhibit 10.12 and Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on April 12, 2021, and incorporated by reference herein into this Item 1.01.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registration.

The information set forth in Item 1.01 of this Current Report on Form 8-K, to the extent required by this Item 2.03, is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

On the Effective Date, the Company agreed to issue 150,043,116 shares of Common Stock in the aggregate, as follows:

(a) 124,218,268 Merger Shares in connection with the Merger described in Item 1.01.

(b) 20,870,088 shares of Common Stock (excluding shares reserved for issuance), in exchange for cancellation of $13,582,081 of Company indebtedness and accounts payable as part of the transactions described under Item 1.01(a) – “Noteholder Conversions pursuant to the Merger.”

(c) 4,954,760 shares of Common Stock issued in the transactions described under Item 1.01(b) – “Other Share Issuance Agreements Conditioned on the Merger.”

Prior to the Merger, the Company had 494,311 shares of Common Stock issued and outstanding. Following the Merger, and concurrent share issuances in connection therewith, the Company will have 150,537,427 shares issued and outstanding.

The shares of Common Stock specified herein have been sold and issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act and/or Regulation D Rule 506(b) promulgated thereunder.

Item 5.01. Changes in Control of Registrant.

As a result of the Merger described in Item 1.01, the former shareholders of TTM Digital became the majority shareholders in Sysorex. The majority shareholders hold not less than 80% of the issued and outstanding shares of Sysorex Common Stock as of the Effective Time. There are no arrangements known to Sysorex that would result in a change of control of Sysorex at a later date.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time, Douglas Cole resigned as a director of the Company and Wayne Wasserberg was appointed to fill the vacancy created by this resignation. Zaman Khan and Nadir Ali are continuing as directors of the Company, although Mr. Ali expects to resign as a director within thirty (30) days. Mr. Cole’s resignation was not as a result of a disagreement with the policies, practices or procedures of the Company.

In addition, Zaman Khan resigned as Chief Executive Officer of the Company at the Effective Time. Wayne Wasserberg was elected as the Chief Executive Officer and President of the Company at the Effective Time. Mr. Khan’s resignation was not as a result of a disagreement with the policies, practices or procedures of the Company.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1†	Agreement and Plan of Merger, dated as of April 8, 2021, by and among Sysorex, Inc., TTM Acquisition Corp., and TTM Digital Assets & Technologies, Inc.

10.2	Securities Settlement Agreement dated April 14, 2021, by and between Sysorex, Inc. and Inpixon.

10.3	Right to Shares Letter Agreement dated April 14, 2021, by and between Sysorex, Inc. and Inpixon.

10.4	Securities Settlement Agreement dated April 14, 2021, by and between Sysorex, Inc. and Systat Software, Inc.

10.5	Exchange Agreement dated April 14, 2021, by and between Sysorex, Inc. and Chicago Venture Partners, L.P.

10.6	Securities Settlement Agreement dated April 14, 2021, by and between Sysorex, Inc. and First Choice International Company, Inc.

10.7	Right to Shares Letter Agreement dated April 14, 2021, by and between Sysorex, Inc. and First Choice International Company, Inc.

10.8	Amendment No. 1 to Trademark License Agreement by and between Sysorex, Inc. Sysorex Government Services, Inc., and Sysorex Consulting, Inc., dated April 14, 2021.

10.9	Consulting Agreement dated April 14, 2021 by and between Sysorex, Inc. and Nadir Ali.

10.10	Form of Securities Subscription Agreement dated April 14, 2021.

10.11†	Registration Rights Agreement dated April 14, 2021 by and among Sysorex, Inc. and the parties to the Securities Subscription Agreement and certain other parties.

10.12	Commercial Loan Agreement and related documents dated April 14, 2021 by and between Sysorex, Inc. and First Choice International Company, Inc.

†	Exhibits, schedules and similar attachments have been omitted pursuant to Item 601 of Regulation S-K and the registrant undertakes to furnish supplemental copies of any of the omitted exhibits and schedules upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2021	SYSOREX, INC.

	By:	/s/ Zaman Khan
	Name:	Zaman Khan
	Title:	Chief Executive Officer